UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008 (November 12, 2008)

NOVATEL WIRELESS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31659	86-0824673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9645 Scranton Road

San Diego, CA 92121

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (858) 812-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 12, 2008, Novatel Wireless, Inc. (the “Company”) received a Staff Determination Letter from The NASDAQ Stock Market (“NASDAQ”) indicating that, as a result of the Company’s failure to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”), the Company was not in compliance with the NASDAQ requirements for continued listing set forth in NASDAQ Marketplace Rule 4310(c)(14). NASDAQ Marketplace Rule 4310(c)(14) requires the Company to make all filings with the SEC on a timely basis, as required by the Securities Exchange Act of 1934, as amended. The letter states that such non-compliance serves as an additional basis for delisting the Company’s securities from NASDAQ. On November 17, 2008, the Company filed the Form 10-Q with the SEC and the Company believes that it currently satisfies all requirements for continued listing on NASDAQ, however it awaits formal confirmation of its compliance from NASDAQ, which is anticipated shortly.

A copy of the press release issued by the Company on November 17, 2008 announcing its receipt of this Staff Determination Letter from NASDAQ is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 3.01 by reference.

This Current Report on Form 8-K contains forward-looking statements that reflect the Company’s current view with respect to future events and performance. These forward- looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to: the effect of the Company’s failure to timely file all required reports under the Securities Exchange Act of 1934, as amended; the potential delisting of the Company’s common stock from The Nasdaq Stock Market; the risks that may be associated with potential claims and proceedings relating to such matters; and other risks described in the Company’s filings with the Securities and Exchange Commission. More information about potential factors that could affect the Company’s business and financial results is included under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date any such statement is made.

Item 8.01	Other Events.

The information disclosed in Item 3.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Novatel Wireless, Inc. issued on November 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novatel Wireless, Inc.

Date: November 18, 2008	By:	/s/ Catherine F. Ratcliffe
Catherine F. Ratcliffe
Senior Vice President of Business Affairs and General Counsel

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